UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 19, 2026

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 19, 2026 (the “Closing Date”), reAlpha Tech Corp. (the “Company”) completed its previously announced acquisition of InstaMortgage Inc., a California corporation (“InstaMortgage”), pursuant to the Amended and Restated Agreement and Plan of Merger, dated as of August 17, 2026 (the “A&R Merger Agreement”), which was entered into on such date, pursuant to which the Agreement and Plan of Merger, dated as of December 19, 2025 (the “Original Merger Agreement”), by and among the Company, reAlpha Merger Sub I, Inc., a Delaware corporation and a newly formed wholly-owned subsidiary of the Company (“Merger Sub”), InstaMortgage, Shashank Shekhar and Ankur Dhingra (Messrs. Shekhar and Dhingra together, the “Stockholders”), was amended and restated in its entirety. Pursuant to the terms of the A&R Merger Agreement, Merger Sub merged with and into InstaMortgage (the “Merger”), with InstaMortgage surviving the Merger as a wholly-owned subsidiary of the Company.

Item 2.01. Completion of Acquisition or Disposition of Assets.

As discussed in the Introductory Note of this Current Report on Form 8-K, which is incorporated by reference herein, on August 19, 2026, the Company completed the Merger pursuant to the A&R Merger Agreement. In connection with the completion of the Merger, the Company and InstaMortgage mutually agreed, in accordance with the terms of the Merger Agreement, to waive, solely with respect to two outstanding Regulatory Approvals (as defined in the A&R Merger Agreement), the condition to closing set forth in Section 10.1(e) of the A&R Merger Agreement (the “Waiver”).

Pursuant to the terms of the A&R Merger Agreement, at the effective time of the Merger (the “Effective Time”), by virtue of the Merger and without any action on the part of the Company, Merger Sub, the Stockholders or InstaMortgage, all shares of InstaMortgage common stock, par value $0.01 per share, issued and outstanding immediately prior to the Effective Time, were cancelled and extinguished and converted automatically into the right to receive a portion of the Aggregate Merger Consideration (as defined below) at the Effective Time.

Pursuant to the terms and conditions of the A&R Merger Agreement, the Company agreed to pay the Stockholders an aggregate amount of $8,500,000, subject to certain closing adjustments (the “Aggregate Merger Consideration”), consisting of: (i) $500,000 in cash to be paid on the Closing Date less any applicable withholding tax payable by the Stockholders in accordance with the terms of the A&R Merger Agreement; (ii) $1,500,000 in shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), to be issued on the Closing Date and valued based on the volume-weighted average price (“VWAP”) of the Common Stock as reported on the Nasdaq Stock Market LLC (the “Nasdaq”) for the ten (10) consecutive trading day period ending on and including the trading day that is one (1) trading day prior to the date of the Original Merger Agreement (the “Closing Payment Purchaser Stock”), or 119,903 shares of Common Stock based on a VWAP of $12.51 per share; and (iii) $6,500,000 payable in bi-annual, equal installments over three (3) years following the Closing Date (the “Bi-Annual Payments”), either in cash or shares of Common Stock (the “Additional Payment Purchaser Stock,” and together with the Closing Payment Purchaser Stock, the “Purchaser Payment Stock”), at the Company’s sole discretion; provided, that at least an aggregate of $1,500,000 of such Bi-Annual Payments shall be paid in the form of cash. The Additional Payment Purchaser Stock to be issued in satisfaction of Bi-Annual Payments, if any, will be valued based on the VWAP of the Common Stock as reported on Nasdaq for the ten (10) consecutive trading days ending on the date immediately prior to the date on which such issuance is to be made. The Bi-Annual Payments are payable in six (6) equal bi-annual installments, with the first installment due on the six (6) month anniversary of the Closing Date, with subsequent installments due on each successive six (6) month anniversary thereafter, through the thirty-six (36) month anniversary of the Closing Date.

The shares of Common Stock issuable pursuant to the A&R Merger Agreement, which includes any Additional Payment Purchaser Stock issuable thereunder, are subject to a restrictive period of six (6) months following their respective issuance dates, during which period each Stockholder will not be able to dispose, assign, sell and/or transfer such shares. The aggregate amount of shares of Common Stock issuable under the A&R Merger Agreement and the transactions contemplated thereby, for purposes of complying with Nasdaq Listing Rule 5635, may in no case (x) exceed 19.99% of the Company’s issued and outstanding shares of Common Stock immediately prior to the consummation of the A&R Merger Agreement and the transactions contemplated thereby, or 1,176,267 shares of Common Stock, or (y) cause a Stockholder to be the beneficial owner of an amount exceeding 4.99% of the Company’s issued and outstanding shares of common stock immediately prior to the consummation of the A&R Merger Agreement and the transactions contemplated thereby, without stockholder approval of any shares exceeding such amount or a waiver from Nasdaq.

The foregoing description of the Merger, the A&R Merger Agreement and the transactions contemplated thereby is only a summary and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the A&R Merger Agreement, a copy of which was filed as Exhibit 2.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 21, 2026, which is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.

The information included in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 to the extent required.

Item 3.02. Unregistered Sales of Equity Securities.

The information included in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02 to the extent required.

The Closing Payment Purchaser Stock was, and any Additional Payment Purchaser Stock issuable pursuant to the A&R Merger Agreement, when and if issued, will be, as the case may be, issued pursuant to an exemption from registration provided by Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), because such issuances will not involve a public offering, each of the recipients will take the Purchaser Payment Stock for investment and not for resale, the Company will take appropriate measures to restrict transfer of the Purchaser Payment Stock, and each recipient is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act. The Purchaser Payment Stock will be subject to transfer restrictions, and the book-entry records evidencing the Purchaser Payment Stock will contain an appropriate legend stating that such securities will not be registered under the Securities Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

Item 8.01 Other Events.

The Company is also supplementing the risk factors previously disclosed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”), Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026, and June 30, 2026, and other filings made with the SEC, with the risk factor relating to the Waiver, filed as Exhibit 99.1 hereto and incorporated by reference herein, which should be read in conjunction with the risk factors relating to the Merger described under the section titled “Risk Factors” of the Form 10-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K. The Company intends to include such financial statements by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K. The Company intends to include such pro forma financial information by amendment to this Current Report on Form 8-K no later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1+	Agreement and Plan of Merger, dated as of December 19, 2025, among reAlpha Tech Corp., InstaMortgage Inc., reAlpha Merger Sub I, Inc. and the Stockholders (incorporated by reference to Exhibit 2.1 of Form 8-K filed with the Securities and Exchange Commission on December 22, 2025).
2.2+	Amended and Restated Agreement and Plan of Merger, dated as of August 17, 2026, among reAlpha Tech Corp., InstaMortgage Inc., reAlpha Merger Sub I, Inc. and the Stockholders (incorporated by reference to Exhibit 2.2 of Form 8-K filed with the Securities and Exchange Commission on August 21, 2026).
99.1*	Risk Factor Relating to Regulatory Waiver
104*	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Filed herewith.

+	Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2026	reAlpha Tech Corp.

	By:	/s/ Michael J. Logozzo
Michael J. Logozzo
Chief Executive Officer

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